                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-6094
                  ---------------------------------------------

                       THE LATIN AMERICA EQUITY FUND, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

               466 Lexington Avenue, New York, New York 10017-3140
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               J. Kevin Gao, Esq.
                       The Latin America Equity Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140

Registrant's telephone number, including area code: (212) 875-3500

Date of fiscal year end:  December 31

Date of reporting period: January 1, 2004 to December 31, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

THE LATIN AMERICA EQUITY FUND, INC.

ANNUAL REPORT
DECEMBER 31, 2004


[LAQ LISTED NYSE(R) LOGO]


3019-AR-04

CONTENTS

Letter to Shareholders                                                                    1

Portfolio Summary                                                                         3

Schedule of Investments                                                                   5

Statement of Assets and Liabilities                                                       9

Statement of Operations                                                                  10

Statement of Changes in Net Assets                                                       11

Financial Highlights                                                                     12

Notes to Financial Statements                                                            14

Report of Independent Registered Public Accounting Firm                                  20

Results of Annual Meeting of Shareholders                                                21

Tax Information                                                                          21

Description of InvestLink(SM) Program                                                    22

Information Concerning Directors and Officers                                            25

Annual Certifications                                                                    28

Proxy Policy and Portfolio Holdings Information                                          29

LETTER TO SHAREHOLDERS

                                                                February 2, 2005

DEAR SHAREHOLDER:

For the year ended December 31, 2004, the Latin America Equity Fund, Inc. (the "Fund") had an increase in its net asset value (NAV) of 40.62%, assuming reinvestment of dividends and distributions. By comparison, the Morgan Stanley Capital International Latin America Index* had an increase of 39.44% (net of dividend taxation) for the year. Based on market price, the Fund's shares rose 45.04% during the year. As a result, the Fund's discount to its NAV stood at 11.28% on December 31, 2004, compared with a discount of 13.98% at the beginning of the year. Over the period the Fund's average discount to NAV was 15.54%.

LATIN AMERICA LEADS AN OUTPERFORMING ASSET CLASS

The global environment was broadly favorable for emerging markets. Ample liquidity conditions as a result of low global interest rates, robust global growth and high investor appetite for higher-return and higher-risk assets drove out-performance versus developed markets for the year as a whole, notwithstanding a mid-period downturn. Latin America's equity markets outperformed emerging markets broadly, aided by better-than-expected economic data in much of the region, in particular Brazil and Chile, which benefited in part from higher prices for many commodities including steel, iron ore and copper. Surging oil prices, meanwhile, benefited oil exporters Venezuela and Mexico. Aided by strong export revenues, most countries in the region showed strong current account balances; this in turn led in most cases to strong currency appreciation.

PERFORMANCE: AIDED BY STOCK SELECTION

The Fund performed well in absolute and relative terms, helped by the favorable environment for Latin American equities and good stock selection, particularly in Brazil. On average we were overweight in both Mexico and Brazil for most of the year and both of these weightings contributed to returns. Standouts among our Brazilian holdings included a low cost airline and a cosmetics company, both IPOs. In Mexico, our overweight in mobile operator, America Movil, S.A de C.V (10.28% of the Fund's net assets as of December 31, 2004), helped performance. Other factors that helped the Fund included its underweighting in Peru, which underperformed in the year. On the negative side, in relative terms, the Fund was hindered by its lack of exposure to Colombia, which had a strong gain (that market comprises less than 1% of the Fund's benchmark).

THE PORTFOLIO: A SHIFT TOWARD SMALLER COMPANIES

In the latter part of the period we increased our focus on small and mid-cap stocks that we viewed as more attractive on a risk-reward basis. These included a Brazilian producer of railway rolling stock. We increased our overweight position in Brazilian banks, based on continued loan growth and improvements in the net interest margins. We do not view the recent interest rate increases by the country's central bank as a significant threat to the demand for credit.

In other noteworthy recent portfolio activity, we raised our overweight exposure to home builders in Mexico. We believe these companies could benefit from a strong pent-up demand for housing combined with the public's easier access to mortgage financing.

On the sell side, we took profits in the above-noted cosmetics company and an aircraft manufacturer, both in Brazil. We also reduced our exposure to Colombia. These moves were all based on valuation in the wake of good performance.

OUTLOOK: RISKS MOSTLY EXTERNAL

We continue to view fundamentals within Latin America as generally constructive in terms of economic growth, debt reduction and profit improvements. Regarding commodities, our view is that high prices could persist, in part due to demand from a still-growing China. We are monitoring inflation as a concern, though we think that monetary authorities in Mexico and Brazil will probably continue to tighten as necessary.

These factors, along with valuations that still appear reasonable to us compared with developed stock markets, should continue to support the region's markets, barring a decrease in risk appetite generally. We remain of the view that the risks to emerging markets are mainly external risks, such as a spike in U.S. bond yields or renewed geopolitical concerns. In this environment, we expect stock selection to be key to performance in 2005, and we continue to emphasize companies we think can deliver on strong earnings and cash flows.

Respectfully,


/s/ Emily Alejos                        /s/ Matthew J.K. Hickman
Emily Alejos                            Matthew J.K. Hickman
Co-Chief Investment Officer**           Co-Chief Investment Officer***

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING-MARKET INVESTMENTS.

IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

* The Morgan Stanley Capital International Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity-market performance in Latin America. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Emily Alejos, Director, is Chief Investment Officer for Latin American equities and shares primarily responsible for management of the Fund's assets. She joined in 1997 from Bankers Trust, where she was an emerging markets portfolio manager. Previously, she focused on Latin American equities at G.T. Capital Management in San Francisco. Ms. Alejos holds a B.A. in economics and development studies from Brown University and an M.B.A. from Stanford University. She also studied economics at L'Institut d'Etudes Politiques in Paris and was a Rotary Scholar at Instituto di Tella in Buenos Aires. She is fluent in Spanish and conversant in French, and is a Chartered Financial Analyst. Ms. Alejos is Co-Chief Investment Officer of the Fund. She is also the Chief Investment Officer of The Brazilian Equity Fund Inc. and The Emerging Markets Telecommunications Fund, Inc. and an Investment Officer of The Chile Fund, Inc.

*** Matthew J.K. Hickman, Vice President, is a portfolio manager specializing in Latin American equities and shares primarily responsible for management of the Fund's assets. He joined in 2003 from Compass Group Investment Advisors, where he was general manager of the private wealth management division based in Santiago, Chile. Previously, he was a financial advisor in Credit Suisse First Boston's Private Client Services channel; an equity analyst focusing on Latin American telecommunications companies and several Latin American country markets at ABN AMRO, Lehman Brothers, Bear, Stearns and Co. Inc. and James Capel; and an equity analyst and member of the management team for the Five Arrows Chile Fund at Rothschild Asset Management. Mr. Hickman holds a B.A. in modern languages from Cambridge University and a diploma in corporate finance from London Business School. He is fluent in Spanish, Portuguese and French, and is a candidate for Level II of the Chartered Financial Analyst Examination in 2005. Mr. Hickman is Co-Chief Investment Officer of the Fund. He is also the Chief Investment Officer of The Chile Fund, Inc.

THE LATIN AMERICA EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 2004 (UNAUDITED)

[CHART]

GEOGRAPHIC ASSET BREAKDOWN

AS A PERCENT OF NET ASSETS

                                                     12/31/2004      12/31/2003
Argentina                                                  1.75%           0.58%
Brazil                                                    52.02%          49.09%
Chile                                                      8.45%           9.58%
Latin America                                              0.82%           1.07%
Mexico                                                    30.78%          36.14%
Panama                                                     0.83%           0.00%
Peru                                                       1.52%           0.00%
Venezuela                                                  1.21%           1.12%
Global                                                     1.01%           1.29%
Cash & Other Assets                                        1.61%           1.13%

[CHART]

SECTOR ALLOCATION

AS A PERCENT OF NET ASSETS

                                                     12/31/2004      12/31/2003
Banking                                                    9.69%           7.12%
Bottling                                                   1.82%           5.56%
Broadcast, Radio & Television                              0.93%           3.77%
Cellular Telecommunications                               11.44%           9.21%
Cement                                                     2.12%           3.75%
Electric-Integrated                                        3.59%           5.06%
Food & Beverages                                           5.12%           2.65%
Food-Retail                                                0.99%           3.97%
Mining                                                    11.86%           9.17%
Oil & Natural Gas                                         11.11%          12.73%
Retail-Major Department Stores                             1.69%           3.76%
Telephone-Integrated                                      14.97%          16.17%
Other                                                     24.67%          17.08%

TOP 10 HOLDINGS, BY ISSUER

                                                                                                   PERCENT OF
    HOLDING                                                  SECTOR             COUNTRY            NET ASSETS
-------------------------------------------------------------------------------------------------------------
 1. America Movil, S.A. de C.V.                    Cellular Telecommunications   Mexico                10.3

 2. Companhia Vale do Rio Doce                               Mining              Brazil                10.2

 3. Petroleo Brasileiro S.A.                            Oil & Natural Gas        Brazil                10.0

 4. Telefonos de Mexico, S.A. de C.V.                 Telephone-Integrated       Mexico                 4.3

 5. Tele Norte Leste Participacoes S.A.               Telephone-Integrated       Brazil                 3.8

 6. Banco Itau Holding Financeira S.A.                       Banking             Brazil                 3.3

 7. Banco Bradesco S.A.                                      Banking             Brazil                 2.6

 8. Cemex, S.A. de C.V.                                      Cement              Mexico                 2.1

 9. Compania de Telecomunicaciones de Chile S.A.      Telephone-Integrated       Chile                  2.0

10. Companhia de Bebidas das Americas                       Bottling             Brazil                 1.8

THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - DECEMBER 31, 2004

                                                          NO. OF
DESCRIPTION                                            SHARES/UNITS         VALUE
----------------------------------------------------------------------------------------
EQUITY OR EQUITY-LINKED SECURITIES-98.39%

ARGENTINA-1.75%

OIL & NATURAL GAS-1.08%

Tenaris S.A., ADR                                              34,100   $      1,667,490
                                                                        ----------------

REAL ESTATE DEVELOPMENT-0.25%

IRSA Inversiones y Representaciones
 S.A., GDR+                                                    33,900            381,375
                                                                        ----------------

TELEPHONE-INTEGRATED-0.42%

Nortel Inversora
 S.A., PNB, ADR+                                               45,700            320,357
Telecom Argentina S.A., ADR+                                   30,000            328,800
                                                                        ----------------
                                                                                 649,157
                                                                        ----------------
TOTAL ARGENTINA
 (Cost $2,142,343)                                                             2,698,022
                                                                        ----------------

BRAZIL-52.03%

AEROSPACE/DEFENSE-EQUIPMENT-0.35%

Empresa Brasileira de Aeronautica
 S.A., ADR                                                     16,200            541,728
                                                                        ----------------

AIRLINES-0.93%

Gol-Linhas Aereas Inteligentes
 S.A., ADR+                                                    44,800          1,428,224
                                                                        ----------------

AUTO PARTS-0.35%

Iochpe Mexion S.A., PN+                                     4,830,000            541,902
                                                                        ----------------

BANKING-7.18%

Banco Bradesco S.A., PN                                       162,900          3,939,408
Banco Bradesco
 S.A., PN, Rights+                                              6,008             54,402
Banco Itau Holding Financeira
 S.A., PN                                                      34,260          5,146,739
Uniao de Bancos Brasileiros
 S.A., GDR                                                     60,800          1,928,576
                                                                        ----------------
                                                                              11,069,125
                                                                        ----------------

BOTTLING-1.82%

Companhia de Bebidas das Americas,
 PN, ADR                                                       99,200          2,810,336
                                                                        ----------------

                                                           NO. OF
DESCRIPTION                                                SHARES               VALUE
----------------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS-1.16%

Telesp Celular Participacoes
 S.A., ADR+                                                   263,257   $      1,790,148
                                                                        ----------------

COSMETICS & TOILETRIES-0.85%

Natura Cosmeticos S.A.                                         45,000          1,313,065
                                                                        ----------------

DIVERSIFIED OPERATIONS-0.74%

Bradespar S.A., PN+                                            34,800          1,146,461
                                                                        ----------------

ELECTRIC-INTEGRATED-2.55%

Centrais Eletricas Brasileiras
 S.A., ON                                                  38,600,000            559,526
Centrais Eletricas Brasileiras
 S.A., PNB                                                132,000,000          1,948,193
Companhia Energetica de Minas
 Gerais, ADR                                                   57,800          1,418,412
                                                                        ----------------
                                                                               3,926,131
                                                                        ----------------

FOOD-RETAIL-0.52%

Perdigao S.A., PN                                              37,000            798,230
                                                                        ----------------

MEDICAL LABS & TESTING SERVICES-0.53%

Diagnosticos da America S.A.+                                  90,700            816,163
                                                                        ----------------

MINING-10.80%

Caemi Mineracao e Metalurgia
 S.A., PN+                                                  1,030,000            884,187
Companhia Vale do Rio Doce,
 ADR                                                          646,600         15,764,108
                                                                        ----------------
                                                                              16,648,295
                                                                        ----------------

OIL & NATURAL GAS-10.03%

Petroleo Brasileiro S.A., ADR                                 427,200         15,468,912
                                                                        ----------------

PAPER & RELATED PRODUCTS-1.46%

Votorantim Celulose e Papel
 S.A., ADR                                                    138,750          2,247,750
                                                                        ----------------

PETROCHEMICALS-1.29%

Braskem S.A., PNA+                                         39,400,000          1,987,801
                                                                        ----------------

PUBLIC THOROUGHFARES-0.66%

Companhia de Concessoes
 Rodoviarias                                                   46,800          1,023,750
                                                                        ----------------

See accompanying notes to financial statements.

                                                           NO. OF
DESCRIPTION                                                SHARES            VALUE
----------------------------------------------------------------------------------------
STEEL-2.00%

Companhia Siderurgica Nacional
 S.A., ON                                                      41,900   $        801,243
Gerdau S.A., PN                                                49,600            887,048
Usinas Siderurgicas de
 Minas Gerais S.A., PNA                                        68,700          1,395,469
                                                                        ----------------
                                                                               3,083,760
                                                                        ----------------

TELEPHONE-INTEGRATED-6.68%

Brasil Telecom Participacoes
 S.A                                                       85,200,000            859,699
Brasil Telecom Participacoes
 S.A., ADR                                                     29,500          1,125,425
Tele Norte Leste Participacoes
 S.A., ADR                                                    187,100          3,156,377
Tele Norte Leste Participacoes
 S.A., ON                                                     152,660          2,677,872
Telecomunicacoes de Sao Paulo
 S.A., PN                                                 106,600,000          2,034,872
Telemar Norte Leste S.A., PNA                                  17,800            452,707
                                                                        ----------------
                                                                              10,306,952
                                                                        ----------------

TEXTILES-0.96%

Companhia Tecidos Norte de
 Minas S.A., PN                                             2,800,000            316,265
Sao Paulo Alpargatas S.A., PN                               8,634,500          1,170,339
                                                                        ----------------
                                                                               1,486,604
                                                                        ----------------

TRANSPORTATION-0.56%

All America Latina
 Logistica, PN                                                 29,000            862,575
                                                                        ----------------

UTILITIES-0.61%

Companhia de Saneamento
 Basico do Estado de Sao
 Paulo, ON                                                 15,850,000            939,602
                                                                        ----------------
TOTAL BRAZIL
 (Cost $49,705,918)                                                           80,237,514
                                                                        ----------------

CHILE-8.44%

BANKING-1.22%

Banco Santander Chile S.A.                                 29,273,000   $        950,747
Banco Santander Chile
 S.A., ADR                                                     14,900            504,514
Corpbanca S.A., ADR+                                           14,818            425,276
                                                                        ----------------
                                                                               1,880,537
                                                                        ----------------

CHEMICALS-DIVERSIFIED-0.73%

Sociedad Quimica y Minera de
 Chile S.A., Class B                                          182,100          1,127,169
                                                                        ----------------

DIVERSIFIED OPERATIONS-1.22%

Empresas Copec S.A.                                           238,785          1,890,516
                                                                        ----------------

ELECTRIC-INTEGRATED-1.04%

Empresa Nacional de
 Electricidad S.A.                                          1,474,568            888,853
Enersis S.A.+                                               2,500,000            420,603
Enersis S.A., ADR                                              34,200            291,042
                                                                        ----------------
                                                                               1,600,498
                                                                        ----------------

FOOD & BEVERAGES-0.67%

Embotelladora Andina
 S.A., PNA                                                    206,721            457,520
Vina Concha y Toro S.A.                                       404,311            576,912
                                                                        ----------------
                                                                               1,034,432
                                                                        ----------------

FOOD-RETAIL-0.47%

Cencosud S.A., ADR++                                           27,500            727,394
                                                                        ----------------

PAPER & RELATED PRODUCTS-0.77%

Empresas CMPC S.A.                                             50,000          1,187,584
                                                                        ----------------

TELEPHONE-INTEGRATED-2.32%

Compania de Telecomunicaciones
 de Chile S.A., ADR                                           192,600          2,164,824
Compania de Telecomunicaciones
 de Chile S.A., Class A                                       305,000            856,140
Empresa Nacional de
 Telecomunicaciones S.A.                                       71,500            550,643
                                                                        ----------------
                                                                               3,571,607
                                                                        ----------------
TOTAL CHILE
 (Cost $8,719,368)                                                            13,019,737
                                                                        ----------------

                                 See accompanying notes to financial statements.

                                                          NO. OF
DESCRIPTION                                            SHARES/UNITS         VALUE
----------------------------------------------------------------------------------------
LATIN AMERICA-0.82%

TELECOMMUNICATIONS-0.00%

International Wireless
 Communications Holdings
 Corp.^^                                                     12,636     $              0
                                                                        ----------------

VENTURE CAPITAL-0.82%

J.P. Morgan Latin America Capital
 Partners (Cayman), L.P.+^^                                   880,437            734,135
J.P. Morgan Latin America Capital
 Partners (Delaware), L.P.+^^#                              1,398,860            527,692
                                                                        ----------------
                                                                               1,261,827
                                                                        ----------------
TOTAL LATIN AMERICA
 (Cost $1,951,954)                                                             1,261,827
                                                                        ----------------

MEXICO-30.78%

AIRPORT DEVELOPMENT/MAINTANANCE-0.96%

Grupo Aeroportuario del Sureste
 S.A. de C.V., ADR                                             54,300          1,485,105
                                                                        ----------------

BROADCAST, RADIO & TELEVISION-0.93%

Grupo Televisa S.A., ADR                                       23,600          1,427,800
                                                                        ----------------

BUILDING-HEAVY CONSTRUCTION-1.33%

Empresas ICA Sociedad
 Controladora S.A. de C.V.+                                 5,309,600          2,048,200
                                                                        ----------------

CELLULAR TELECOMMUNICATIONS-10.28%

America Movil, S.A. de C.V.,
 Series L, ADR                                                302,800         15,851,580
                                                                        ----------------

CEMENT-2.12%

Cemex, S.A. de C.V., ADR                                       89,907          3,274,413
                                                                        ----------------

ENGINEERING & CONSTRUCTION-1.11%

Corporacion GEO, S.A. de C.V.,
 Series B+                                                    854,500          1,709,460
                                                                        ----------------

                                                           NO. OF
DESCRIPTION                                                SHARES           VALUE
----------------------------------------------------------------------------------------
ENTERTAINMENT-0.27%

Corporacion Interamericana de
 Entretenimiento S.A. de C.V.,
 Class B+                                                     135,300   $        424,823
                                                                        ----------------

FOOD & BEVERAGES-4.45%

Fomento Economico Mexicano,
 S.A. de C.V., ADR                                             43,700          2,299,057
Gruma S.A., Class B                                           317,600            754,467
Grupo Bimbo, S.A. de C.V.,
 Series A                                                     496,100          1,253,268
Grupo Modelo, S.A. de C.V.,
 Series C                                                     928,800          2,554,679
                                                                        ----------------
                                                                               6,861,471
                                                                        ----------------

METAL-DIVERSIFIED-1.64%

Grupo Mexico S.A. de C.V.,
 Class B+                                                     500,100          2,523,605
                                                                        ----------------

REAL ESTATE DEVELOPMENT-1.66%

Consorcio ARA,
 S.A. de C.V.+                                                384,500          1,155,535
Desarrolladora Homex
 S.A. de C.V., ADR+                                            18,500            437,525
Urbi, Desarrollos Urbanos,
 S.A. de C.V.+                                                221,800            969,019
                                                                        ----------------
                                                                               2,562,079
                                                                        ----------------

RETAIL-MAJOR DEPARTMENT STORES-1.69%

Wal-Mart de Mexico,
 S.A. de C.V., Series V                                       524,300          1,801,443
Wal-Mart de Mexico,
 S.A. de C.V., Series V, ADR                                   23,306            800,771
                                                                        ----------------
                                                                               2,602,214
                                                                        ----------------

TELEPHONE-INTEGRATED-4.34%

Telefonos de Mexico,
 S.A. de C.V., Class L, ADR                                   174,800          6,698,336
                                                                        ----------------
TOTAL MEXICO
 (Cost $30,097,935)                                                           47,469,086
                                                                        ----------------

See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                          NO. OF
DESCRIPTION                                            SHARES/UNITS         VALUE
----------------------------------------------------------------------------------------
PANAMA-0.83%

BANKING-0.83%

Banco Latinoamericano de
 Exportaciones S.A., E Shares
 (Cost $1,086,010)                                           64,100     $      1,278,154
                                                                        ----------------

PERU-1.52%

BANKING-0.46%

Credicorp Limited                                              45,000            711,450
                                                                        ----------------

MINING-1.06%

Compania de Minas
 Buenaventura S.A.u., ADR                                      71,400          1,635,060
                                                                        ----------------
TOTAL PERU
 (Cost $2,176,361)                                                             2,346,510
                                                                        ----------------

VENEZUELA-1.21%

TELEPHONE-INTEGRATED-1.21%

Compania Anonima Nacional
 Telefonos de Venezuela, ADR
 (Cost $1,421,543)                                             83,500          1,869,565
                                                                        ----------------

GLOBAL-1.01%

VENTURE CAPITAL-1.01%

Emerging Markets
 Ventures I L.P.+^^#
 (Cost $1,543,548)                                          2,205,494          1,551,455
                                                                        ----------------
TOTAL EQUITY OR EQUITY-LINKED
 SECURITIES (Cost $98,844,980)                                               151,731,870
                                                                        ----------------

SHORT-TERM INVESTMENTS-3.20%

CHILEAN MUTUAL FUNDS-0.11%

Security Check Fund
 (Cost $158,483)                                               32,932            167,748
                                                                        ----------------

                                                        PRINCIPAL
DESCRIPTION                                           AMOUNT (000'S)         VALUE
----------------------------------------------------------------------------------------
UNITED KINGDOM-3.09%

Bank of America N.A.,
 overnight deposit, 1.35%,
 01/03/05* (Cost $4,765,000)                         $          4,765   $      4,765,000
                                                                        ----------------

TOTAL SHORT-TERM INVESTMENTS
 (Cost $4,923,483)                                                             4,932,748
                                                                        ----------------
TOTAL INVESTMENTS-101.59%
 (Cost $103,768,463) (Notes A,D,F)                                           156,664,618
                                                                        ----------------

LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS-(1.59)%                                                         (2,450,399)
                                                                        ----------------

NET ASSETS-100.00%                                                      $    154,214,219
                                                                        ================

+    Non-income producing security.
++ SEC Rule 144A security. Such securities are traded only among "qualified institutional buyers."
^^ Restricted security, not readily marketable; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. (See Notes A and G)
# As of December 31, 2004, the Fund has committed to investing additional capital as follows: J.P. Morgan Latin America Capital Partners (Delaware), L.P. ($1,623,892) and Emerging Markets Ventures I L.P. ($294,506), The aggregate amount of open commitments for the Fund is $1,918,398.
* Variable rate account. Rate resets on a daily basis; amounts are available on the same business day.
ADR  American Depository Receipts.
GDR  Global Depository Receipts.
ON   Ordinary Shares.
PN   Preferred Shares.
PNA  Preferred Shares, Class A.
PNB  Preferred Shares, Class B.

                                 See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 2004

ASSETS

Investments, at value (Cost $103,768,463) (Note A, D, F)                                 $   156,664,618
Cash (including $2,234 of foreign currencies with a cost of $1,125)                                2,515
Dividends receivable                                                                             894,413
Prepaid expenses                                                                                   4,460
                                                                                         ---------------
Total Assets                                                                                 157,566,006
                                                                                         ---------------
LIABILITIES

Payables:
   Dividends (Note A)                                                                          2,908,230
   Investment advisory fee (Note B)                                                              294,954
   Administration fees (Note B)                                                                   45,677
   Directors' fees                                                                                 3,787
   Chilean repatriation taxes                                                                      2,855
   Other accrued expenses                                                                         96,284
                                                                                         ---------------
Total Liabilities                                                                              3,351,787
                                                                                         ---------------
NET ASSETS (applicable to 6,322,240 shares of common stock outstanding) (Note C)         $   154,214,219
                                                                                         ===============

NET ASSETS CONSIST OF

Capital stock, $0.001 par value; 6,322,240 shares issued and outstanding
 (100,000,000 shares authorized)                                                         $         6,322
Paid-in capital                                                                              140,606,867
Distributions in excess of net investment income                                                (332,056)
Accumulated net realized loss on investments and foreign currency related transactions       (38,969,974)
Net unrealized appreciation in value of investments and translation of other
 assets and liabilities denominated in foreign currencies                                     52,903,060
                                                                                         ---------------
Net assets applicable to shares outstanding                                              $   154,214,219
                                                                                         ===============
NET ASSET VALUE PER SHARE ($154,214,219 DIVIDED BY 6,322,240)                            $         24.39
                                                                                         ===============
MARKET PRICE PER SHARE                                                                   $         21.64
                                                                                         ===============

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME

Income (Note A):
  Dividends                                                                              $     5,145,824
  Interest                                                                                        11,648
  Net investment loss allocated from partnerships                                               (139,022)
  Less: Foreign taxes withheld                                                                  (462,458)
                                                                                         ---------------
  Total Investment Income                                                                      4,555,992
                                                                                         ---------------
Expenses:
  Investment advisory fees (Note B)                                                            1,012,939
  Administration fees (Note B)                                                                   206,089
  Custodian fees                                                                                 107,741
  Legal fees                                                                                      79,536
  Audit fees                                                                                      74,801
  Directors' fees                                                                                 51,387
  Accounting fees                                                                                 44,731
  Printing (Note B)                                                                               39,699
  NYSE listing fees                                                                               23,750
  Transfer agent fees                                                                             19,100
  Insurance                                                                                       16,914
  Other                                                                                            9,749
  Brazilian taxes (Note A)                                                                        14,668
  Chilean repatriation taxes (Note A)                                                              2,855
                                                                                         ---------------
  Total Expenses                                                                               1,703,959
                                                                                         ---------------
  Net Investment Income                                                                        2,852,033
                                                                                         ---------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS

Net realized gain/(loss) from:
   Investments                                                                                19,174,716
   Foreign currency related transactions                                                         (48,825)
Net change in unrealized appreciation in value of investments and translation
 of other assets and liabilities denominated in foreign currencies                            22,966,932
                                                                                         ---------------
Net realized and unrealized gain on investments and foreign currency related
 transactions                                                                                 42,092,823
                                                                                         ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $    44,944,856
                                                                                         ===============

                                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                   FOR THE YEARS ENDED
                                                                                        DECEMBER 31,
                                                                             ---------------------------------
                                                                                  2004              2003
                                                                             ---------------   ---------------
INCREASE IN NET ASSETS

Operations:
  Net investment income                                                      $     2,852,033   $     2,159,896
  Net realized gain on investments and foreign currency related
   transactions                                                                   19,125,891         2,669,385
  Net change in unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated
   in foreign currencies                                                          22,966,932        35,187,981
                                                                             ---------------   ---------------
    Net increase in net assets resulting from operations                          44,944,856        40,017,262
                                                                             ---------------   ---------------
Dividends to shareholders:
  Net investment income                                                           (2,908,230)         (885,114)
                                                                             ---------------   ---------------
    Total increase in net assets                                                  42,036,626        39,132,148
                                                                             ---------------   ---------------
NET ASSETS

Beginning of year                                                                112,177,593        73,045,445
                                                                             ---------------   ---------------
End of year                                                                  $   154,214,219   $   112,177,593
                                                                             ===============   ===============

See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS#

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                                     ----------------------------------------------
                                                                        2004              2003             2002
                                                                     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year                                   $      17.74     $      11.55     $      15.06
                                                                     ------------     ------------     ------------
Net investment income/(loss)                                                 0.45+            0.34+            0.01**
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                                  6.66             5.99            (3.41)
                                                                     ------------     ------------     ------------
Net increase/(decrease) in net assets resulting from operations              7.11             6.33            (3.40)
                                                                     ------------     ------------     ------------
Dividends and distributions to shareholders:
  Net investment income                                                     (0.46)           (0.14)           (0.21)
  Net realized gain on investments and
  foreign currency related transactions                                        --               --               --
                                                                     ------------     ------------     ------------
Total dividends and distributions to shareholders                           (0.46)           (0.14)           (0.21)
                                                                     ------------     ------------     ------------
Anti-dilutive impact due to capital shares tendered or repurchased             --               --             0.10
                                                                     ------------     ------------     ------------
Net asset value, end of year                                         $      24.39     $      17.74     $      11.55
                                                                     ============     ============     ============
Market value, end of year                                            $      21.64     $      15.26     $       9.67
                                                                     ============     ============     ============
Total investment return (a)                                                 45.04%           59.15%          (18.83)%
                                                                     ============     ============     ============

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000 omitted)                                $    154,214     $    112,178     $     73,045
Ratio of expenses to average net assets (b)                                  1.41%            1.37%            3.06%
Ratio of expenses to average net assets, excluding fee waivers               1.41%            1.37%            3.06%
Ratio of expenses to average net assets, excluding taxes                     1.40%            1.49%            1.52%
Ratio of net investment income/(loss) to average net assets                  2.36%            2.49%(c)         0.21%
Portfolio turnover rate                                                     69.80%           62.62%           75.28%

# Per share amounts prior to November 10, 2000 have been restated to reflect a conversion factor of 0.9175 for shares issued in connection with the merger of The Latin America Investment Fund, Inc. and The Latin America Equity Fund, Inc.
* Based on actual shares outstanding on November 21, 2001 (prior to the 2001 tender offer) and December 31, 2001.
** Based on actual shares outstanding on November 6, 2002 (prior to the 2002 tender offer) and December 31, 2002.
+    Based on average shares outstanding.
^^ Includes a $0.01 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic dividend reinvestment program.

                                 See accompanying notes to financial statements.

                                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                                     ----------------------------------------------
                                                                        2001              2000             1999
                                                                     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year                                   $      16.60     $      18.57     $      10.96
                                                                     ------------     ------------     ------------
Net investment income/(loss)                                                 0.41*           (0.11)+           0.07+
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                                 (1.50)           (2.44)            7.07
                                                                     ------------     ------------     ------------
Net increase/(decrease) in net assets resulting from operations             (1.09)           (2.55)            7.14
                                                                     ------------     ------------     ------------
Dividends and distributions to shareholders:
  Net investment income                                                     (0.57)           (0.08)              --
  Net realized gain on investments and
  foreign currency related transactions                                        --               --               --
                                                                     ------------     ------------     ------------
Total dividends and distributions to shareholders                           (0.57)           (0.08)              --
                                                                     ------------     ------------     ------------
Anti-dilutive impact due to capital shares tendered or repurchased           0.12             0.66             0.47
                                                                     ------------     ------------     ------------
Net asset value, end of year                                         $      15.06     $      16.60     $      18.57
                                                                     ============     ============     ============
Market value, end of year                                            $      12.15     $     12.875     $      13.76
                                                                     ============     ============     ============
Total investment return (a)                                                 (1.07)%          (5.87)%          75.65%
                                                                     ============     ============     ============

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000 omitted)                                $    112,009     $    145,281     $    123,262
Ratio of expenses to average net assets (b)                                  1.51%            2.13%            2.14%
Ratio of expenses to average net assets, excluding fee waivers               1.51%            2.19%            2.22%
Ratio of expenses to average net assets, excluding taxes                     1.40%            2.03%            2.05%
Ratio of net investment income/(loss) to average net assets                  2.52%           (0.55)%           0.46%
Portfolio turnover rate                                                    101.73%          125.83%          161.71%

                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                     -------------------------------------------------------------
                                                                         1998             1997            1996            1995
                                                                     ------------     ------------     ------------   ------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year                                   $      18.77     $      18.41     $      16.27   $      19.53
                                                                     ------------     ------------     ------------   ------------
Net investment income/(loss)                                                 0.16             0.16             0.21           0.07
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                                 (7.85)^^          2.01             2.00          (3.07)
                                                                     ------------     ------------     ------------   ------------
Net increase/(decrease) in net assets resulting from operations             (7.69)            2.17             2.21          (3.00)
                                                                     ------------     ------------     ------------   ------------
Dividends and distributions to shareholders:
  Net investment income                                                     (0.12)           (0.17)           (0.07)            --
  Net realized gain on investments and
  foreign currency related transactions                                        --            (1.64)              --          (0.26)
                                                                     ------------     ------------     ------------   ------------
Total dividends and distributions to shareholders                           (0.12)           (1.81)           (0.07)         (0.26)
                                                                     ------------     ------------     ------------   ------------
Anti-dilutive impact due to capital shares tendered or repurchased            --                --               --             --
                                                                     ------------     ------------     ------------   ------------
Net asset value, end of year                                         $      10.96     $      18.77     $      18.41   $      16.27
                                                                     ============     ============     ============   ============
Market value, end of year                                            $      7.834     $     14.918     $     15.259   $     14.033
                                                                     ============     ============     ============   ============
Total investment return (a)                                                (46.63)%          10.29%            9.18%        (25.65)%
                                                                     ============     ============     ============   ============

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000 omitted)                                $     86,676     $    148,130     $    145,230   $    128,377
Ratio of expenses to average net assets (b)                                  2.41%            1.89%            1.69%          2.04%
Ratio of expenses to average net assets, excluding fee waivers               2.60%            2.02%            1.80%          2.15%
Ratio of expenses to average net assets, excluding taxes                     1.77%            1.65%              --           1.81%
Ratio of net investment income/(loss) to average net assets                  1.12%            0.77%            1.16%          0.42%
Portfolio turnover rate                                                    142.35%          111.83%           43.22%         27.05%

(a) Total investment return at market value is based on the changes in market price of a share during the year and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.
(b) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers and inclusive of taxes.
(c) Ratio includes the effect of a reversal of Chilean repatriation tax accrual; excluding the reversal, the ratio would have been 2.36%.

THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Latin America Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value.

Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. At December 31, 2004, the Fund held 1.83% of its net assets in securities valued at fair value as determined in good faith under procedures established by the Board of Directors with an aggregate cost of $3,495,502 and fair value of $2,813,282. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under a compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

SHORT-TERM INVESTMENT: The Fund sweeps available cash into a short-term deposit issued by Bank of America N.A. The short-term time deposit is a variable rate account classified as a short-term investment.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders sufficient to relieve it from all or substantially all U.S. income and excise taxes.

Income received by the Fund from sources within Latin America may be subject to withholding and other taxes imposed by such countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

For Chilean securities the Fund accrues foreign taxes on realized gains and repatriation taxes in an amount equal to what the Fund would owe if the securities were sold and the proceeds repatriated on the valuation date as a liability and reduction of realized/unrealized gains. Taxes on foreign income are recorded when the related income is recorded. For the year ended December 31, 2004, the Fund accrued $2,855 of such expense.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

PARTNERSHIP ACCOUNTING POLICY: The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund's Statement of Operations.

OTHER: The Fund invests in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in Latin American countries may be held by a limited number of persons, which may limit the number of securities available for the investment by the Fund. The limited liquidity of Latin American country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund, subject to local investment limitations, may invest up to 10% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by the fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM") serves as the Fund's investment adviser with respect to all investments. CSAM receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower), 0.90% of the next $50 million and 0.80% of amounts over $150 million. For the year ended December 31, 2004, CSAM earned $1,012,939 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the year ended December 31, 2004, CSAM was reimbursed $20,000 for administrative services rendered to the Fund.

CELFIN CAPITAL Servicios Financieros S.A. ("Celfin") serves as the Fund's sub-adviser with respect to Chilean investments. As compensation for its services, Celfin is paid a fee, out of the advisory fees payable to CSAM, calculated weekly and paid quarterly at an annual rate of 0.25% of the assets invested in Chilean securities reduced by a percentage equal to the discount at which the Fund's shares are trading. For the year ended December 31, 2004, these sub-advisory fees amounted to $15,708. Effective January 1, 2005, as compensation for its services, Celfin will be paid a fee, out of the advisory fees payable to CSAM, calculated weekly and paid quarterly at an annual rate of 0.10% of the Fund's average weekly market value or net assets (whichever is lower).

For the year ended December 31, 2004, Celfin earned approximately $6,000 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is calculated weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the year ended December 31, 2004, BSFM earned $116,374 for administrative services.

Celfin Capital S.A. Administradora de Fondos de Capital Extranjero ("AFCE") serves as the Fund's Chilean administrator. For its services, AFCE is paid an annual fee by the Fund equal to the greater of 2,000 Unidad de Fomentos ("U.F.s") (approximately $61,000 at December 31, 2004) or 0.10% of the Fund's average weekly market value or net assets invested in Chile (whichever is lower) and an annual reimbursement of out-of-pocket expenses not to exceed 500 U.F.s. In addition, an accounting fee is also paid to AFCE. For the year ended December 31, 2004, the administration fees and accounting fees amounted to $69,715 and $5,587, respectively.

Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the year ended December 31, 2004, Merrill was paid $39,892 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 6,322,240 shares outstanding at December 31, 2004, CSAM owned 13,746 shares.

NOTE D. INVESTMENT IN SECURITIES

For the year ended December 31, 2004, purchases and sales of securities, other than short-term investments, were $84,019,998 and $86,294,969, respectively.

NOTE E. CREDIT FACILITY

The Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowing at the Federal Funds rate plus 0.50%. The Fund had no borrowings under the Credit Facility at December 31, 2004.

NOTE F. FEDERAL INCOME TAXES

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and post October losses.

The tax character of dividends paid during the years ended December 31 for the Fund were as follows:

                                ORDINARY INCOME
                         ---------------------------
                             2004           2003
                         ------------   ------------
                         $  2,908,230   $    885,114

At December 31, 2004, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income              $      (332,056)
Accumulated net realized loss                  (36,274,467)
Unrealized appreciation                         50,207,553
                                           ---------------
Total distributable earnings               $    13,601,030
                                           ===============

At December 31, 2004, the Fund had a capital loss carryover for U.S. federal income tax purposes of $36,274,467 of which, $669,188, $674,775, $19,880,258 and
$15,050,246 expire in 2006, 2007, 2009 and 2010, respectively. It is uncertain whether the Fund will be able to realize the benefits before they expire. For the calendar year ending December 31, 2004, the Fund utilized $17,335,914 in capital loss carryforwards.

At December 31, 2004, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $106,463,970, $51,292,772, $(1,092,124) and $50,200,648, respectively.

At December 31, 2004, the Fund reclassified from accumulated net realized loss on investments and foreign currency related transactions of $66,107 to distributions in excess of net investment income. Net assets were not affected by this reclassification.

NOTE G. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. The table below shows the number of units/shares held, the acquisition dates, aggregate cost, fair value as of December 31, 2004, value per unit/share of such securities and percent of net assets which the securities comprise.

                                         NUMBER                                               FAIR                        PERCENT
                                           OF                                               VALUE AT       VALUE PER      OF NET
SECURITY                              UNITS/SHARES    ACQUISITION DATES        COST         12/31/04       UNIT/SHARE     ASSETS
-----------------------------------   ------------   -------------------   ------------   ------------   --------------   -------
Emerging Markets
    Ventures I L.P.                      2,194,792   01/22/98 - 12/30/03   $  1,533,406   $  1,543,927   $         0.70      1.00
                                            10,702        07/06/04               10,142          7,528             0.70      0.01
                                      ------------                         ------------   ------------                       ----
                                         2,205,494                            1,543,548      1,551,455                       1.01
                                      ------------                         ------------   ------------                       ----
International Wireless
    Communications Holdings
    Corp.                                   12,636        12/08/97              274,680              0             0.00      0.00
                                      ------------                         ------------   ------------                       ----

                                         NUMBER                                               FAIR                        PERCENT
                                           OF                                               VALUE AT       VALUE PER      OF NET
SECURITY                              UNITS/SHARES    ACQUISITION DATES        COST         12/31/04       UNIT/SHARE     ASSETS
-----------------------------------   ------------   -------------------   ------------   ------------   --------------   -------
J.P. Morgan Latin America Capital
    Partners (Cayman), L.P.                880,437   04/10/00 - 05/28/03   $    854,576   $    734,135   $         0.83      0.48
                                      ------------                         ------------   ------------                    -------
J.P. Morgan Latin America
    Capital Partners (Delaware),
    L.P.                                 1,295,734   04/10/00 - 04/17/03        762,047        488,790             0.38      0.32
                                           103,126        03/26/04               60,651         38,902             0.38      0.02
                                      ------------                         ------------   ------------                    -------
                                         1,398,860                              822,698        527,692                       0.34
                                      ------------                         ------------   ------------                    -------
Total                                                                      $  3,495,502   $  2,813,282                       1.83
                                                                           ============   ============                    =======

The Fund may incur certain costs in connection with the disposition of the above securities.

NOTE H. SELF-TENDER OFFERS

On December 4, 2003 the Board of Directors announced that it was suspending the annual self-tender program that the Fund was previously engaged in, and had authorized management to take the necessary actions to make the Fund's shares eligible for sale to Chilean pension plans in Chile through a local market listing in the belief that such eligibility may provide long-term and sustained investment interest in the Fund and thus afford both additional liquidity to existing shareholders as well as a possible reduction in the discount from net asset value at which the Fund's shares currently trade. If the Chilean listing (which was completed in 2004) does not have its anticipated affect within a reasonable period of time, the Board of Directors will consider other actions, which may include a reinstitution of the annual self-tender offer program, share repurchases, the combination of the Fund with another Fund, open-ending, liquidation or such other actions as the Board of Directors deems appropriate under the circumstances.

NOTE I. CONTINGENCIES

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated: however, based on experience, the risk of loss from such claims is considered remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The Latin America Equity Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Latin America Equity Fund, Inc. (the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and issuers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 18, 2005

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 21, 2004, the Annual Meeting of Shareholders of The Latin America Equity Fund, Inc. (the "Fund") (the "Meeting") was held and the following matters were voted upon:

(1)  To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                              FOR       WITHHELD
----------------                                           ---------    --------
William W. Priest, Jr.                                     5,363,139     311,786
Martin M. Torino                                           5,541,140     133,785

In addition to the directors re-elected at the Meeting, Enrique R. Arzac, James
J. Cattano and George W. Landau continued as directors of the Fund.

Effective August 9, 2004, Riordan Roett resigned as Director of the Fund.

Effective August 9, 2004, Michael E. Kenneally was appointed as Chairman of the Fund, Chief Executive Officer and President. Joseph D. Gallagher, who previously held these positions, resigned from the Fund effective the same day.

TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's year end (December 31, 2004) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such year. The $0.46 per share dividend paid in respect of such year, is represented entirely by net investment income. The Fund has met the requirements to pass through all ordinary income as qualified dividends as noted on Box 1B on Form 1099-DIV. Please note that to utilize the lower tax rate for qualifying dividend income, shareholders must have held their shares in the Fund for at least 61 days during the 121 day period beginning 60 days before the ex-dividend date. There were no distributions which qualified for the dividend received deduction available to corporate shareholders.

The Fund has made an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The amount of foreign taxes that were passed through to shareholders for the year ended December 31, 2004, were $310,475, equal to $0.05 per share, and $194,862, equal to $0.03 per share from Brazil and Chile, respectively. The entire amount of foreign source income is from qualifying dividend income. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 2004.

Notification for calendar year 2004 was mailed in January 2005. The notification along with Form 1099-DIV reflects the amount to be used by calendar year taxpayers on their U.S. federal income tax returns.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of the actual ordinary dividends paid by the Fund. They will generally not be entitled to foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans)may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by EquiServe Trust Company, N.A., with EquiServe, Inc. acting as service agent to the aforementioned and, not by The Latin America Equity Fund, Inc. (the "Fund"). EquiServe Trust Company, N.A., will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide existing shareholders with a simple and convenient way to invest additional funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

In order to participate in the Program, you must be a registered holder of at least one Share of stock of the Fund. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. All cash payments must be drawn on a U.S. bank and payable in U.S. dollars. Checks must be made payable to EquiServe. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The investment date for cash payments is the 25th day of each month (or the next trading day if the 25th is not a trading day). The investment date for dividend reinvestment is the dividend payment date. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period. All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form. In addition, all sale requests received by the Program Administrator within thirty (30) days of an address change are expected to be submitted in written form.

EquiServe Trust Company, N.A., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested shareholder may participate in the Program. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested shareholder may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers:
(800) 730-6001 (U.S. and Canada) or (781) 575-3100 (outside U.S. and Canada).
All correspondence regarding the Program should be directed to: EquiServe Trust Company N.A., InvestLink(SM) Program, P.O. Box 43010, Providence, RI 02940-3010.

InvestLink is a service mark of EquiServe Trust Company, N.A.

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

                                                  TERM                               NUMBER OF
                                                OF OFFICE                          PORTFOLIOS IN
                                                   AND                                  FUND
                               POSITION(S)       LENGTH           PRINCIPAL           COMPLEX                OTHER
NAME, ADDRESS AND               HELD WITH        OF TIME    OCCUPATION(S) DURING    OVERSEEN BY          DIRECTORSHIPS
DATE OF BIRTH                     FUND           SERVED      THE PAST FIVE YEARS      DIRECTOR          HELD BY DIRECTOR
---------------------------  ---------------  ------------  ---------------------  -------------  ---------------------------
INDEPENDENT DIRECTORS

Enrique R. Arzac             Lead Director;   Since 1996;   Professor of Finance         8        Director of The Adams
c/o Credit Suisse Asset      Nominating       current term  and Economics,                        Express Company (a closed-
Management, LLC              Committee        ends at the   Graduate School of                    end investment company);
Attn: General Counsel        Chairman and     2006 annual   Business, Columbia                    Director of Petroleum and
466 Lexington Avenue         Audit Committee  meeting       University since 1971                 Resources Corporation (a
New York, New York           Member                                                               closed-end investment
10017-3140                                                                                        company)

Date of Birth: 10/02/41

James J. Cattano             Director;        Since 1990;   President, Primary            4       None
c/o Primary Resources, Inc.  Nominating       current term  Resources, Inc. (an
55 Old Field Point Road      Committee        ends at the   international trading
Greenwich, Connecticut       Member and       2005 annual   and manufacturing
06830                        Audit Committee  meeting       company specializing
                             Chairman                       in the sale of
Date of Birth: 06/24/43                                     agricultural
                                                            commodities
                                                            throughout Latin
                                                            American markets)
                                                            since October 1996

George W. Landau             Director and     Since 1990;   Senior Advisor, Latin        5        Director of GAM Funds, Inc.
c/o Credit Suisse Asset      Audit Committee  current term  America, The
Management, LLC              Member           ends at the   Coca-Cola Company
Attn: General Counsel                         2006 annual   since 1988; Advisor
466 Lexington Avenue                          meeting       of Guardian
New York, New York                                          Industries (a glass
10017-3140                                                  manufacturer) since
                                                            1992
Date of Birth: 03/04/20

Martin M. Torino             Director;        Since 1990;   Chief Executive              3        None
c/o Credit Suisse Asset      Nominating and   current term  Officer and Director
Management, LLC              Audit Committee  ends at the   of Celsur Logistica
Attn: General Counsel        Member           2007 annual   S.A. (Logistics)
466 Lexington Avenue                          meeting       since 2002; Chairman
New York, New York                                          of the Board of
10017-3140                                                  Ingenio y Refineria
                                                            San Martin Del
Date of Birth: 08/14/49                                     Tabacal S.A. (a sugar
                                                            refinery) from August
                                                            1996 to 2000

                                                  TERM                               NUMBER OF
                                                OF OFFICE                          PORTFOLIOS IN
                                                   AND                                 FUND
                               POSITION(S)       LENGTH           PRINCIPAL           COMPLEX                OTHER
NAME, ADDRESS AND               HELD WITH        OF TIME    OCCUPATION(S) DURING    OVERSEEN BY          DIRECTORSHIPS
DATE OF BIRTH                     FUND           SERVED      THE PAST FIVE YEARS      DIRECTOR         HELD BY DIRECTOR
---------------------------  ---------------  ------------  ---------------------  -------------  ---------------------------
INTERESTED DIRECTOR

William W. Priest, Jr.*      Director         Since 1997;   Chief Executive              47       Director of Globe Wireless,
c/o Epoch Investment                          current term  Officer of J Net                      LLC (a maritime
Partners                                      ends at the   Enterprises, Inc. (a                  communications company);
667 Madison Avenue                            2007 annual   technology holding                    Director of InfraRed X
New York, New York                            meeting       company) since June                   (a medical device company);
10021                                                       2004; Chief Executive                 Director of J Net
                                                            Officer of Epoch                      Enterprises, Inc.
Date of Birth: 09/24/41                                     Investment Partners,
                                                            Inc. since April
                                                            2004; Co-Managing
                                                            Partner, Steinberg
                                                            Priest & Sloane
                                                            Capital Management,
                                                            LLC from 2001 to
                                                            March 2004; Chairman
                                                            and Managing Director
                                                            of CSAM from 2000 to
                                                            February 2001, Chief
                                                            Executive Officer and
                                                            Managing Director of
                                                            CSAM from 1990 to
                                                            2000

                               POSITION(S)       LENGTH
NAME, ADDRESS AND               HELD WITH        OF TIME
DATE OF BIRTH                     FUND           SERVED            PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------------  ---------------  ------------  -----------------------------------------------------------------
OFFICERS

Michael E. Kenneally**       Chairman of the  Since 2004    Chairman and Global Chief Executive Officer of CSAM since 2003;
c/o Credit Suisse Asset      Fund, Chief                    Chairman and Chief Investment Officer of Banc of America Capital
Management, LLC              Executive                      Management from 1998 to March 2003
466 Lexington Avenue         Officer and
New York, New York           President
10017-3140

Date of Birth: 03/30/54

Emily Alejos***              Co-Chief         Since 1999    Director of CSAM; Associated with CSAM since 1997; Officer of
c/o Credit Suisse Asset      Investment                     other Credit Suisse Funds
Management, LLC              Officer
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 10/27/63

                               POSITION(S)       LENGTH
NAME, ADDRESS AND               HELD WITH        OF TIME
DATE OF BIRTH                     FUND           SERVED            PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------------  ---------------  ------------  -----------------------------------------------------------------
OFFICERS--(Continued)

Matthew J.K. Hickman***      Co-Chief         Since 2004    Vice President of CSAM since December 2003; Financial Advisor
c/o Credit Suisse Asset      Investment                     with Global Advisors from July 2003 to November 2003; General
Management, LLC              Officer                        Manager of Compass Group Investment Advisors S.A. from
466 Lexington Avenue                                        February 2002 to July 2003; Financial Advisor with Credit Suisse
New York, New York                                          First Boston from August 2000 to February 2002; Director of ABN
10017-3140                                                  AMRO from September 1998 to August 2000; Officer of other Credit
                                                            Suisse Funds
Date of Birth: 01/21/64

Michael A. Pignataro         Chief Financial  Since 1993    Director and Director of Fund Administration of CSAM; Associated
c/o Credit Suisse Asset      Officer and                    with CSAM since 1984; Officer of other Credit Suisse Funds
Management, LLC              Secretary
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 11/15/59

Emidio Morizio               Chief            Since 2004    Director and Global Head of Compliance of CSAM; Associated with
c/o Credit Suisse Asset      Compliance                     CSAM since July 2000; Vice President and Director of Compliance
Management, LLC              Officer                        of Forstmann-Leff Associates from 1998 to June 2000; Officer of
466 Lexington Avenue                                        other Credit Suisse Funds
New York, New York
10017-3140

Date of Birth: 09/21/66

Ajay Mehra                   Chief Legal      Since 2004    Director and Deputy General Counsel of CSAM since September 2004;
c/o Credit Suisse Asset      Officer                        Senior Associate of Shearman and Sterling LLP from September 2000
Management, LLC                                             to September 2004; Senior Counsel of the SEC Division of
466 Lexington Avenue                                        Investment Management from June 1997 to September 2000; Officer
New York, New York                                          of other Credit Suisse Funds
10017-3140

Date of Birth: 08/14/70

J. Kevin Gao                 Senior Vice      Since 2004    Vice President and legal counsel of CSAM; Associated with CSAM
c/o Credit Suisse Asset      President                      since July 2003; Associated with the law firm of Willkie Farr &
Management, LLC                                             Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse
466 Lexington Avenue                                        Funds
New York, New York
10017-3140

Date of Birth: 10/13/67

                               POSITION(S)       LENGTH
NAME, ADDRESS AND               HELD WITH        OF TIME
DATE OF BIRTH                     FUND           SERVED            PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------------  ---------------  ------------  -----------------------------------------------------------------
OFFICERS--(Concluded)

Robert M. Rizza              Treasurer        Since 1999    Assistant Vice President of CSAM since January 2001;
c/o Credit Suisse Asset                                     Associated with CSAM since 1998; Officer of other Credit Suisse
Management, LLC                                             Funds
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 12/09/65

* Designates a director who is an "interested person" of the Fund as defined under the Investment Company Act of 1940, as amended. Mr. Priest is an interested person of the Fund because up to December 31, 2002 he was retained by CSAM to provide consulting services.

** Effective August 9, 2004, Michael E. Kenneally was appointed as Chairman of the Fund, Chief Executive Officer and President of the Fund. Joseph D. Gallagher who previously held these positions has resigned effective August 9, 2004.

*** Effective February 12, 2004, Emily Alejos and Matthew J.K. Hickman were appointed as Co-Chief Investment Officers of the Fund.

ANNUAL CERTIFICATIONS (UNAUDITED)

The Fund's Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Fund of the NYSE's corporate governance listing standards. The Fund's Chief Executive Officer and Chief Financial Officer have also filed certifications with the SEC as part of the Fund's Form N-CSR filings that cover certain public disclosure documents of the Fund, including its annual and semi-annual reports to stockholders.

PROXY POLICY AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how the The Latin America Equity Fund, Inc. (the "Fund") voted proxies related to its portfolio securities during the 12-month period ended June 30, 2004 as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

                    -    By calling 1-800-293-1232;

                    -    On the Fund's website, www.csam.com/us

                    - On the website of the Securities and Exchange Commission, http://www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Emerging Markets Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Small Cap Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse Japan Equity Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Mid-Cap Growth Fund
Credit Suisse New York Municipal Fund
Credit Suisse Select Equity Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. For up-to-date performance, please look in the mutual fund section of your newspaper under Credit Suisse.

Credit Suisse Asset Management Securities, Inc., Distributor.

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

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

SUMMARY OF GENERAL INFORMATION

The Fund--The Latin America Equity Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange, Inc. Its investment objective is long-term capital appreciation through investments primarily in Latin American equity securities. Credit Suisse Asset Management, LLC (New York), the Fund's investment adviser, is part of Credit Suisse Asset Management ("CSAM"), the institutional and mutual-fund asset-management arm of Credit Suisse First Boston. As of September 30, 2004, CSAM managed over $27 billion in the U.S. and, together with its global affiliates, managed assets of over $308 billion in 15 countries.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "LatAmerEq" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "LatAmEq". The Fund's New York Stock Exchange, Inc. trading symbol is LAQ. Weekly comparative net asset value (NAV) and market price information about The Latin America Equity Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.csam.com/us.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Latin America Equity Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac        Lead Director
James J. Cattano        Director
George W. Landau        Director
William W. Priest, Jr.  Director
Martin M. Torino        Director
Michael E. Kenneally    Chairman of the Fund,
                        Chief Executive Officer
                        and President
Emily Alejos            Co-Chief Investment Officer
Matthew J.K. Hickman    Co-Chief Investment Officer
J. Kevin Gao            Senior Vice President
Ajay Mehra              Chief Legal Officer
Emidio Morizio          Chief Compliance Officer
Michael A. Pignataro    Chief Financial Officer and
                        Secretary
Robert M. Rizza         Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

EquiServe Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019


This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

[LAQ LISTED NYSE(R) LOGO]

                                                                      3019-AR-04

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2004. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2004.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's governing board has determined that it has one audit committee financial expert serving on its audit committee: Enrique R. Arzac. The audit committee financial expert is "independent" for purposes of this item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP ("PwC"), for its fiscal years ended December 31, 2003 and December 31, 2004.

                             2003            2004
------------------------------------------------------
Audit Fees                   $  54,741       $  56,150
Audit-Related Fees(1)        $   3,000       $   4,500
Tax Fees(2)                  $   7,482       $   7,482
All Other Fees                      --              --
------------------------------------------------------
Total                        $  65,223       $  68,132
------------------------------------------------------

(1) Services include agreed-upon procedures in connection with the registrant's semi-annual financial statements ($3,000 per year) and the registrant's third quarter 2004 Form N-Q filing ($1,500).

(2) Tax services in connection with the registrant's excise tax calculations and review of the registrant's applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant's operations and financial reporting and that were rendered by PwC to the registrant's investment adviser, Credit Suisse Asset Management, LLC ("CSAM"), and any service provider to the registrant controlling, controlled by or under common control with CSAM that provided ongoing services to the registrant ("Covered Services Provider"), for the registrant's fiscal years ended December 31, 2003 and December 31, 2004.

                             2003            2004
------------------------------------------------------
Audit-Related Fees           N/A             N/A

Tax Fees                     N/A             N/A
All Other Fees               N/A             N/A
------------------------------------------------------
Total                        N/A             N/A
------------------------------------------------------

(e)(1) Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to CSAM and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than CSAM or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, CSAM and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

                             2003            2004
------------------------------------------------------
Audit-Related Fees           N/A             N/A
Tax Fees                     N/A             N/A
All Other Fees               N/A             N/A
------------------------------------------------------
Total                        N/A             N/A
------------------------------------------------------

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to CSAM and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant's fiscal years ended December 31, 2003 and December 31, 2004:

                             2003            2004
------------------------------------------------------
Audit-Related Fees           N/A             N/A
Tax Fees                     N/A             N/A
All Other Fees               N/A             N/A
------------------------------------------------------
Total                        N/A             N/A
------------------------------------------------------

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, CSAM and Covered Service Providers for the fiscal years ended December 31, 2003 and December 31, 2004 were $10,482 and $11,982, respectively.

(h) Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the committee are Enrique R. Arzac, James Cattano, George Landau and Martin Torino.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                       CREDIT SUISSE ASSET MANAGEMENT, LLC

                               CREDIT SUISSE FUNDS

                        CREDIT SUISSE INSTITUTIONAL FUNDS

                              CSAM CLOSED-END FUNDS

                       PROXY VOTING POLICY AND PROCEDURES

Introduction

     Credit Suisse Asset Management, LLC ("CSAM") is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires CSAM to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, CSAM must cast proxy votes in the best interests of each of its clients.

     The Credit Suisse Funds, Credit Suisse Institutional Funds, and CSAM Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

     The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of CSAM's clients. The Policy addresses particular issues and gives a general indication of how CSAM will vote proxies. The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

     The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of CSAM's clients.

     For the reasons disclosed below under "Conflicts," the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

     CSAM investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

     CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston, which is part of Credit Suisse Group, one of the world's largest financial organizations. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, CSAM and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by CSAM for its clients' accounts. The interests of CSAM and/or its affiliates and personnel may conflict with the interests of CSAM's clients in connection with any proxy issue. In addition, CSAM may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

     In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

CSAM is required to maintain in an easily accessible place for five years all records relating to proxy voting.

     These records include the following:

     -  a copy of the Policy;

     -  a copy of each proxy statement received on behalf of CSAM clients;

     -  a record of each vote cast on behalf of CSAM clients;

     - a copy of all documents created by CSAM personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

     - a copy of each written request by a client for information on how CSAM voted proxies, as well as a copy of any written response.

     CSAM reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

     Disclosure

     CSAM will describe the Policy to each client. Upon request, CSAM will provide any client with a copy of the Policy. CSAM will also disclose to its clients how they can obtain information on their proxy votes.

     ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

     Procedures

     The Proxy Voting Committee will administer the voting of all client proxies. CSAM has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide CSAM with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

                               PROXY VOTING POLICY

     Operational Items

     Adjourn Meeting

        Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

     Amend Quorum Requirements

        Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

     Amend Minor Bylaws

        Generally vote for bylaw or charter changes that are of a housekeeping nature.

     Change Date, Time, or Location of Annual Meeting

        Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

     Ratify Auditors

        Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

     Board of Directors

     Voting on Director Nominees in Uncontested Elections

        Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

     Cumulative Voting

        Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

     Director and Officer Indemnification and Liability Protection

        Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

     Filling Vacancies/Removal of Directors

        Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

     Independent Chairman (Separate Chairman/CEO)

        Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

     Majority of Independent Directors

        Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

     Term Limits

        Generally vote against shareholder proposals to limit the tenure of outside directors.

     Proxy Contests

     Voting on Director Nominees in Contested Elections

        Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

     Amend Bylaws without Shareholder Consent

        Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

     Confidential Voting

        Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

     Cumulative Voting

        Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

     Antitakeover Defenses and Voting Related Issues

     Advance Notice Requirements for Shareholder Proposals/Nominations

        Votes on advance notice proposals are determined on a case-by-case basis.

     Amend Bylaws without Shareholder Consent

        Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

     Poison Pills (Shareholder Rights Plans)

        Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

     Shareholders' Ability to Act by Written Consent

        Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

     Shareholders' Ability to Call Special Meetings

        Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

     Supermajority Vote Requirements

        Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

     Merger and Corporate Restructuring

     Appraisal Rights

        Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

     Asset Purchases

        Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments;
        (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

     Asset Sales

        Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

     Conversion of Securities

        Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

     Corporate Reorganization

        Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
        (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Reverse Leveraged Buyouts

        Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
        (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote

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        for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Formation of Holding Company

        Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

     Joint Ventures

        Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives;
        (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

     Mergers and Acquisitions

        Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

     Private Placements

        Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review:
        (1) dilution to existing shareholders' position; (2) terms of the offer;
        (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the

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        private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Prepackaged Bankruptcy Plans

        Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
        (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Recapitalization

        Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure;
        (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

        Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Spinoffs

        Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

     Value Maximization Proposals

        Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

     Capital Structure

     Adjustments to Par Value of Common Stock

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        Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

     Common Stock Authorization

        Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

     Dual-class Stock

        Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

     Issue Stock for Use with Rights Plan

        Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

     Preemptive Rights

        Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

     Preferred Stock

        Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check

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        preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

     Recapitalization

        Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure;
        (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

        Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Share Repurchase Programs

        Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     Stock Distributions: Splits and Dividends

        Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

     Tracking Stock

        Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

     Executive and Director Compensation

     Executive and Director Compensation

        Votes on compensation plans for directors are determined on a case-by-case basis.

                                       16
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     Stock Plans in Lieu of Cash

        Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

     Director Retirement Plans

        Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

     Management Proposals Seeking Approval to Reprice Options

        Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following:
        (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option;
        (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value;
        (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

     Incentive Bonus Plans and Tax Deductibility Proposals

        Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

     Employee Stock Ownership Plans (ESOPs)

        Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

     401(k) Employee Benefit Plans

                                       17
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        Generally vote for proposals to implement a 401(k) savings plan for employees.

     Shareholder Proposals Regarding Executive and Director Pay

        Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

     Performance-Based Option Proposals

        Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

     Stock Option Expensing

        Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

     Golden and Tin Parachutes

        Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 19, 2004

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement is not yet effective with respect to the registrant.

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ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 1, 2005.

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Registrant's Code of Ethics is an exhibit to this report.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                       19
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          THE LATIN AMERICA EQUITY FUND, INC.

          /s/ Michael E. Kenneally
          ------------------------
          Name:  Michael E. Kenneally
          Title: Chief Executive Officer
          Date:  March 8, 2005

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

          /s/ Michael E. Kenneally
          ------------------------
          Name:  Michael E. Kenneally
          Title: Chief Executive Officer
          Date:  March 8, 2005

          /s/ Michael A. Pignataro
          ------------------------
          Name:  Michael A. Pignataro
          Title: Chief Financial Officer
          Date:  March 8, 2005